Exhibit 99.1

 Restore Vision & Clarity  Ocuphire Corporate Presentation  August 2023

 2  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the success and timing of planned regulatory filings and approvals, pre-commercial activities, commercialization strategy and timelines, business strategy, product labels, cash runway, scalability, future clinical trials in presbyopia (P), dim light/night vision disturbance (DLD) and diabetic retinopathy (DR) / diabetic macular edema (DME), including the potential for Nyxol to be a “best in class” presbyopia drop, and timing of planned future clinical trials for APX3330, APX2009 and APX2014, timing and occurrence of an End-of-Phase 2 meeting with the FDA, the potential of a Phase 3 registration path for APX3330, the success and timing of planned regulatory filings, business strategy, cash runway, scalability, the potential for APX3330 to be the most advanced and the first line of therapy for DR patients, and the potential market opportunity for the slowing of DR progression. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success, costs, and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political and economic developments, (vii) changes in market opportunities, (viii) risks that the partnership with Viatris may not facilitate the commercialization or market acceptance of Ocuphire’s product candidates; (ix) the success and timing of commercialization of any of Ocuphire’s product candidates, including the scalability of Ocuphire’s product candidates and (x) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future. The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.  Disclosures and Forward-Looking Statements

 3  Corporate Highlights  Strong Financial Position to Advance APX3330  Late-Stage Clinical Candidates for Retinal Diseases Represent Multi-Billion Dollar Opportunity  APX3330: Paradigm Changing, Non-invasive, Safe Oral Tablet for millions of NPDR patients that are currently left untreated  Ref-1, a novel, dual target (angiogenesis and inflammation) for retinal diseases  ZETA-1 Phase 2 demonstrated slowing progression of Diabetic Retinopathy (DR) with statistically significant efficacy on potential Phase 3 registration endpoint  Nyxol: Eyedrops for refractive disorders  Global License Agreement with Viatris to Fund all Development and Commercialization for Nyxol Indications:  Reversal of Mydriasis (RM)- PDUFA Date on September 28, 2023. Approval would trigger $10M milestone  Presbyopia- currently in Phase 3  Dim Light Disturbances- currently in Phase 3

 4  Ocuphire Pipeline  Product Candidate  Indication  Pre-clinical  Phase 1  Phase 2  Phase 3  Regulatory Approval  Upcoming Milestones  APX3330  Oral Pill  Diabetic Retinopathy (DR)  EOP2  Meeting  EOP2 Mtg Q4 2023  APX3330  Local Delivery  Retina  Select retinal drug delivery technology  APX2009 and APX2014  Local Delivery  Retina  Select retinal drug delivery technology  Nyxol® Eyedrops  Reversal of Mydriasis (RM)  Partnered with Viatris  PDUFA Date Sep 28, 2023  Presbyopia (P)  VEGA-2 Phase 3 Topline Data Q4 2023  Dim Light or Night Vision  Disturbances (DLD)  LYNX-2 2nd Phase 3 trial (n=150+)

 5  Diabetic Retinopathy Market and Unmet Need

 6  Diabetic Eye Disease is Common Cause of Blindness  Diabetes and Diabetic Retinopathy (DR)  https://webeye.ophth.uiowa.edu/eyeforum/tutorials/diabetic-retinopathy-med-students/Classification.htm  https://www.mayoclinic.org/diseases-conditions/type-1-diabetes/symptoms-causes/syc-20353011  https://www.mayoclinic.org/diseases-conditions/type-2-diabetes/symptoms-causes/syc-20351193  Diabetes Mellitus is a group of diseases characterized by high blood glucose levels. Diabetes results from defects in the body's ability to produce and/or use insulin  Diabetic retinopathy (DR) occurs when fluctuations or instability in blood glucose levels damages blood vessels in the retina  Type 1 diabetes (T1D): The body produces very little or no insulin, which means that patients need daily insulin injections to maintain blood glucose levels  Type 2 diabetes (T2D): The most common form of diabetes - either the body does not produce enough insulin, or resists insulin  Normal Retina Diabetic Retina  Two Types of DR  Non-Proliferative Diabetic Retinopathy (NPDR) – most common form of DR – early stages of edema and exudates, blurred central vision  Proliferative Diabetic Retinopathy (PDR) – later stage of DR, marked by abnormal blood vessels and scar tissue on retina  Diabetic Macular Edema (DME) can occur at any stage of DR

Diabetic Retinopathy At a Glance

Current Treatment Landscape Demonstrates Need for Non Invasive Therapies



There are ~8M adults in the U.S. with NPDR

The number of people with DR expected to increase more than 14M by 2050





DR is the leading cause of blindness among working-age adults with the median age of onset at 45 – 50 years



Physicians have no non-invasive options for NPDR with current standard being wait-and-monitor



Prevention of Progression is favored by payors in chronic disease such as diabetes which is the leading cost driver

Majority of moderate to severe patients with DR are not treated with anti-VEGF due to injection burden and no benefit to visual acuity



- American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions;
- Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918
- Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000
- Guidehouse Triangulation of Global Data, Market Scope and Investor Forecasts (2020) AMD = Age-Related Macular Degeneration; DME = Diabetic Macular Edema ; BRVO = Branch Retinal Vein Occlusion
- National Center for Chronic Disease Prevention & Health Promotion. Health & economic costs of chronic diseases. Atlanta (GA): Centers for Disease Control & Prevention, US Department of Health and Human Services; 2018
- Four-Year Visual Outcomes in a Randomized Trial of Intravitreous Aflibercept for Prevention of Vision Threatening Complications of Diabetic Retinopathy (Protocol W)." JAMA. February 7, 2023

Ocuphire PHARMA

7

U.S Diabetic Retinopathy Market

Majority of the DR patients are NPDR Severity → Target Population for APX3330


34 Million Diabetics in US
10M Diabetic Retinopathy (DR)
Types of DR
Non-Proliferative DR
Proliferative DR
Target Patient Population
8M NPDR Patients
US Market Opportunity
~$6B+

Real-World Chart Review of DR Patients in US


% of Patients
22%
Proliferative diabetic retinopathy (PDR)
24%
Severe non-proliferative diabetic retinopathy (NPDR)
27%
Moderate non-proliferative diabetic retinopathy (NPDR)
27%
Mild non-proliferative diabetic retinopathy (NPDR)
78% NPDR

- American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions; Spherix Global Insights
- Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000
- Estimates are provided by the National Eye Institute, FactSheet, Global Data, and Research and Markets. Estimated values are rounded.
- Estimated prevalence in the U.S.; DME- Diabetic Macular Edema; Age-related Macular Degeneration; Geographic Atrophy; Retinal Vein Occlusion

Ocuphire PHARMA
8

 9  Spherix Global Insights: DR Market DYNAMIX October 2022  Early treatment diabetic retinopathy study research group. ophthalmology. 1991;98(5 suppl):823-33.  Diabetes control and complications trial research group. N Engl J Med. 1993;329(14):997-86.  Fathy C, Patel S, Sternberg P Jr, Kohanim S. Disparities in adherence to screening guidelines for diabetic retinopathy in the United States: a comprehensive review and guide for future directions. Semin Ophthalmol. 2016;31(4):364–377. doi: 10.3109/08820538.2016.1154170  Progression Based on DR Severity  NPDR Patients are Rarely Treated with anti-VEGF Intravitreal Injections; Non-Invasive, Early Intervention is an Unmet Need  0%  20%  40%  60%  80%  100%  Mild NPDR (35)  Moderate NPDR (43)  Moderately Severe NPDR (47)  Severe NPDR (53)  5%  12%  26%  52%  14%  30%  48%  71%  25%  40%  66%  80%  1 Year Follow-up     5 Year Follow-up  3 Year Follow-up  Percentage of Eyes that Worsen to PDR  Regardless of severity, all eyes worsen over time

 10  10%  20%  30%  40%  50%  60%  70%  International US  59.5%  60.5%  17.0%  24.9%  7.7%  7.8%  4.9%  3.1%  10.9%  3.7%  ASRS 2021 Preferences and Trends (PAT) Survey  ASRS PAT Survey: Majority of Physicians Use a “Wait and Monitor” Approach for DR  NPDR Patients Are Not Treated Proactively and Anti-VEGF Use is Limited  How do physicians treat patients with severe NPDR without DME?  Closely monitor retinopathy and encourage  systemic glycemic control  Consider anti-VEGF in some patients with poor glycemic control and/or other risks  Consider anti-VEGF in some patients with good  glycemic control and compliance  Consider anti-VEGF therapy in all or  most patients  Other 0%

 11  Diabetic Retinopathy Treatment Landscape

Landscape of Non-Invasive Therapies for Diabetic Retinopathy

Ocuphire's APX3330 is the Most Advanced and The Only Dual Mechanism Oral Drug Candidate

Company	Drug	Target/MOA	Indication	Route of Administration	Phase 1	Phase 2	Phase 3	Primary Endpoint/ Secondary Endpoints
Ocuphire PHARMA	APX3330	Ref-1 inhibitor (Anti-VEGF and Anti-inflammatory)	DR	Oral	✓	✓ 2022		2020: 2-step DRSS @wk24
Roche	RG7774	CB2 receptor (cannabinoid)	DR	Oral	✓	○		2020: 2-step DRSS @wk36
BAYER	BAY1101042	Guanylate Cyclase activator	DR	Oral	✓	○		2021: 2-step DRSS @wk24
Valo	OPL-0401	ROCK 1/2 inhibitor	DR	Oral	✓	○		2021: 2-step DRSS @wk24
OcuTerra THERAPEUTICS	OTT166	Integrin inhibitor	DR	Eyedrop	✓	○		2022: 2-step DRSS @wk24

Note: Two Tyrosine Kinase and a Plasma Kallikrein Inhibitors failed as orals in Phase 2 due to dose limiting adverse events (e.g., liver and cardiovascular)

✓ Completed | ○ Ongoing | ✕ Discontinued

APX3330 Differentiation

- **Mechanism:** Dual MOA targeting validated retinal pathways of angiogenesis and inflammation
- **Human exposure:** >10,000 subject days of systemic exposure in humans at 600mg/day dose
- **Favorable safety and tolerability**

- Company websites and www.clinicaltrials.gov (as of July 31, 2023)

Ocuphire PHARMA 12

Landscape of Invasive Therapies (IVT/Suprachoroidal) for Diabetic Retinopathy

Eylea®/Lucentis® Approved, But Not Used in Patients with NPDR; Rarely Used in Mild PDR

Company	Drug	Target/MOA	Route of Administration	Phase 1	Phase 2	Phase 3	Commercial
REGENERON	Eylea® (aflibercept)	VEGF-A/B; PIGF	Intravitreal	✓	✓	✓	✓ *1
Roche	Lucentis® (ranibizumab)	VEGF-A	Intravitreal	✓	✓	✓	✓ *2
KODIAK	KSI-301 (Tarcocimab)	VEGF	Intravitreal	✓	N/A	○	
EYEPOINT PHARMACEUTICALS	EYP-1901	Voloronib * (TKI)	Intravitreal	✓	○		
Boehringer Ingelheim	BI 764524	Anti-Sema3A Ischemia modulator	Intravitreal	✓	○		
Ocular Therapeutix	OTX-TKI	Axitinib * (TKI)	Intravitreal	✓	○		
REGENXBIO	RGX-314	AAV8-VEGF	Suprachoroidal (Gene Therapy)	✓	✓		

* Failed as oral/systemic treatments in retina due to dose limiting toxicity

✓ Completed ○ Ongoing X Discontinued

*Trials to Support Approval
[1] Panorama Clinical Trial
[2] Protocol I & T and Rise & Ride

Ocuphire PHARMA

- Company websites and www.clinicaltrials.gov (as of July 31, 2023)
- Eylea® is trademark of Regeneron and Lucentis® is trademark of Genentech

13

 14  APX3330 Background

APX3330 History and Ref-1 Inhibition Mechanism

Ref-1 Involved in Key Pathways that Contribute to Diabetic Retinopathy and DME



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Inflammation
Ref-1
APX3330
Ref-1
NF-κB
HIF-1α
TNF-α Chemokines
VEGF (Signaling Cascade)
Other Growth Factors (Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

- Ref-1 (reduction-oxidation effector factor-1), a novel target for retinal diseases, is a transcription factor regulator of angiogenesis (VEGF) and inflammation (NFkB)
- **Unique dual MOA decreases abnormal angiogenesis and inflammation**
- **Anti-VEGF injections *do not* target inflammation**
- Previously developed by Eisai for hepatic inflammatory indications and by Apexian for solid tumors in **11 Phase 1 and 2 trials**
- Extensively studied in over **20 in-vitro and animal studies** with favorable efficacy and safety

Ocuphire

- Logsdon et al (2018), Li et al (2014).

15

 16  APX3330: Drug Development History and Patents  Significant Preclinical & Clinical Data Supporting Human Safety, MOA, and PK  12*  Phase 1 & Phase 2 Trials  Exposure in Humans  >10,000  Subject Days at 600mg/day  Patents to  2034+  Studied in inflammation/hepatitis & cancer patients  (Studied by Eisai & Apexian, respectively)  APX3330  New Chemical Entity  Preclinical Efficacy & Toxicology Package  APX3330 IND  6 Phase 1 Trials  5 Phase 2 Trials  Phase 2 Trials  Phase 3 Registration  NDA Filing  Focus on Ophthalmology  * Includes ZETA-1 trial

In-vitro Validation of Mechanism of Action

APX3330 Reduces VEGF levels and Inflammatory Cytokines; Provides Neuronal Protection

APX3330 reduces VEGF protein expression in preclinical stroke model


Control
APX3330
VEGF
VEGF
0.1mm


VEGF
% Positive area (+SE)
2.6
1.3
0.0
*p<0.05
n=7/group
*
T1DM-MCAo
+APX3330

APX3330 reduces pro-inflammatory cytokines in LPS stimulated macrophages


TNF-α
14000
12000
10000
8000
µg/mL
6000
4000
2000
0
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+


IL-6
14000
12000
10000
8000
6000
4000
2000
0
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+

Increasing APX3330 dose

APX3330 increases DNA oxidative repair and neuronal protection


% increase in APE1 repair activity
120
115
110
105
100
95
N= 4
*
*
0
12.5
25
50
APX3330 (µM)

APX3330 enhances Ref-1 endonuclease activity in dorsal root ganglion neurons

- Tao Yan *et al.* APX3330 Promotes Neurorestorative effects after stroke in type one diabetic rats. Aging and Disease. Vol 9, Oct 2018
- Apurinic/Apyrimidinic endonuclease 1 regulates inflammatory response in macrophages. Jedinak A, Dudhgaonkar S, Kelley MR, Sliva D. Anticancer Res. 2011 Feb;31(2):379-85. PMID: 21378315
- Fehrenbacher, J. C., Guo, C., Kelley, M. R. & Vasko, M. R. DNA damage mediates changes in neuronal sensitivity induced by the inflammatory mediators, MCP-1 and LPS, and can be reversed by enhancing the DNA repair function of APE1. Neuroscience 366, 23-35, doi:10.1016/j.neuroscience.2017.09.039 (2017).

Ocuphire PHARMA 17

APX3330 VEGF Effects in Normal Cells

APX3330 Restores Normal Levels Unlike Biologic Anti-VEGFs that Reduce VEGF Below Normal



Biologic anti-VEGF agents inactivate VEGF directly and reduce VEGF levels below normal levels
Normal Conditions:
Abnormal Conditions (e.g., hypoxic):
Biologic Anti-VEGF Treatment
APX3330 Anti-Ref-1 Treatment
Physiological level of VEGF activity
Increased level of VEGF activity
Inhibition of Ref-1 by APX3330 returns VEGF levels to normal levels



APX3330 prevents VEGF overproduction in ARPE-19 cells
VEGF Concentrations (% of Control)
500
450
400
350
300
250
200
150
100
50
0
ARPE-19 cell line
*
p <0.05
oxLDL — — + + 150µg/mL
APX3330 — + — + 30µM

- VEGF is a growth factor that is necessary for normal function of multiple cell types including vascular endothelium and neurons ➔ By returning VEGF levels to normal, APX3330 can reduce neovascularization, vascular leakage and the inflammatory response without adverse systemic effects
- The safety profile of APX3330 to date has not shown any of the adverse effects that has been seen with systemic administration of anti-VEGF biologics such as cardiovascular pathology, hypertension, arteriothrombotic events, or renal dysfunction

Ocuphire

- Kamba 2007; Girardi 2010; Li 2014
- APX3330 Investigator Brochure

18

 19  APX3330 ZETA-1 Clinical Trial

ZETA-1: Phase 2 Trial of Oral AP3330 in Subjects With Diabetic Retinopathy

Multi-center, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial

Eligibility Criteria

- 25 US sites
- N = 103 participants with moderately severe to severe NPDR or mild PDR (DRSS 47, 53, 61)

Key inclusion:

- ≥ 18 years of age
- DRSS 47, 53, or 61
  - Noncentral DME permitted[2]
- ETDRS BCVA ≥ 60 letters (20/63)

Key exclusion:

- OCT CST >320 µm[2]
- Center involved DME allowed in fellow eye
- Anti-VEGF within past 6 months[3]
- HbA1c ≥ 12.0%



APX3330 600mg/day (BID)
Randomization
1:1
Primary Endpoint
Week 0
Week 4
Week 12
Week 24
Placebo BID

Endpoints

Primary:

- % subjects with ≥ 2 step improvement on DRSS (Diabetic Retinopathy Severity Scale[1]) at week 24

Secondary:

- DRSS improvement ≥1, ≥2, ≥3, ≥4 study eye, fellow eye, binocular
- DRSS worsening ≥1, ≥2, ≥3, ≥4, study eye, fellow eye, binocular
- Progression to vision threatening complications
- Central subfield thickness (CST)
- Best Corrected Distance Visual Acuity (BCDVA)
- DME fellow eye status
- Safety and tolerability

Exploratory:

- Inflammatory cytokines

103 subjects enrolled (FPFV Apr 2021 to LPLV Aug 2022)
Topline announced in January 2023

1. *By Central Reading Center*
2. *Center-Involved DME in Fellow Eye is Acceptable*
3. *Includes Systemic or IVT VEGF*

www.clinicaltrials.gov (NCT04692688); Eylea® is registered trademark of Regeneron
NPDR = non-proliferative diabetic retinopathy PDR = proliferative diabetic retinopathy

Ocuphire
20

ZETA-1: Baseline Demographics and Systemic Characteristics

Well-Balanced Across Arms

Demographics

	APX3330 n=51	Placebo n=52
Age (years) mean (range)	54.3 (26-81)	58.3 (24-78)
Sex: Male n (%)	24 (47%)	26 (50%)
Race: White n (%)	40 (78%)	41 (79%)
Ethnicity: Hispanic or Latino n (%)	28 (55%)	23 (44%)
Diabetes Status (years) mean (range)	15 (0-36)	16 (0-58)
Systolic Blood Pressure (mmHg) mean	136	139
Diastolic Blood Pressure (mmHg) mean	82	80
Heart Rate (beats/min) mean	77	76
Hemoglobin A1C (%) mean	8.4	8.3
Body Mass Index (kg/m^2) mean	31	31

DRSS Scores

	APX3330 n=49	Placebo n=52
DRSS Score – Study Eye		
47 (Moderately severe to severe NPDR)	22 (43%)	18 (35%)
53 (Moderately severe to severe NPDR)	25 (49%)	28 (54%)
61 (Mild proliferative diabetic retinopathy)	4 (8%)	6 (12%)
DRSS Score – Fellow Eye		
43 or Lower (Mild to moderate NDPR or better)	**15 (31%)**	**13 (25%)**
47 (Moderately severe to severe NPDR)	15 (31%)	20 (38%)
53 (Moderately severe to severe NPDR)	12 (25%)	10 (19%)
61 (Mild proliferative diabetic retinopathy)	1 (2%)	4 (8%)
65 or Higher (Moderate to severe prolif. DR)	**6 (12%)**	**5 (10%)**

Note: 15 fellow eyes were CST>320microns (center-involved DME eyes)

Key Visual Metrics

	APX3330 n=51	Placebo n=52	Total n=103
BCVA Study Eye *Letters (mean)*	**81**	**78**	**80 (20/25 Snellen)**
BCVA Fellow Eye *Letters (mean)*	76	77	77 (20/32 Snellen)
OCT CST Study Eye *(µm)*	**270**	**271**	**271**
OCT CST Fellow Eye *(µm)*	292	286	289
Intraretinal Fluid in the Center of SE	Y – 21 N – 26	Y – 12 N – 31	Y – 33 N – 57
Intraretinal Fluid at the Foveal Center of SE	Y – 1 N – 20	Y – 1 N – 11	Y – 2 N – 31
Intraocular Pressure in Study Eye (mmHg)	15	16	15

Good Visual Acuity Fluid Below 320µm

Ocuphire

• ZETA-1 Clinical Trial

21

 22  Percent of Subjects With ≥ 2-Step Improvement in DRSS From Baseline  ZETA-1 Did Not Meet the Week 24 Phase 2 Primary Endpoint (based on Anti-VEGF Precedence for DR)  30%  25%  20%  15%  10%  5%  0%  35%  Percent of Subjects (%)  (N=49)  (N=46)  p=0.98  p=0.27 4%  7% 8%  n=41 n=39  0%  n=48 n=47  Week 12 Visit  Week 24  Placebo (N=50) APX3330 (N=48)  ZETA-1 Clinical Trial  Note: Large “N” indicates total number of participants within each arm for the mITT population. Small “n” indicates total number of evaluable eyes for each respective endpoint and arm.  Percent of Subjects With ≥ 2-step Improvement in DRSS From Baseline by Visit  (mITT) – Study Eye

Clinically Meaningful Registration Endpoints in DR

Systemic Drugs Should Evaluate DRSS Change in Both Eyes; To Be Formally Confirmed at EOP2 FDA Meeting



10, 12 DR Absent
14, 15, 20 DR Questionable
35 Mild NPDR
43 Moderate NPDR
47 Moderately Severe NPDR
53 Severe NPDR
60, 61 Mild PDR
65 Moderate PDR
71-75 High-risk PDR
81-85 Advanced PDR

FDA accepts <u>improvement OR worsening</u> (prevention of progression)[1] of the disease AND <u>DRSS</u> is an established surrogate endpoint for DR



Local Drugs (Intravitreal Injections)

Precedent approvable endpoint for locally-delivered drugs (Non-Systemic) in DR:

- <u>≥ 2-step</u> DRSS improvement in <u>study eye</u>
  - Aflibercept (PANORAMA trial)
  - Ranibizumab (RISE/RIDE/DRCR trials)

Systemic Drugs



Potential approvable endpoints for systemic drug in DR (to be confirmed at the EOP2 FDA meeting) include:

- ≥ 3-step binocular DRSS improvement
- ≥ <u>3-step binocular</u> DRSS worsening

End-of-Phase 2 meeting with FDA to align on <u>binocular ≥ 3-step DRSS worsening</u> (i.e., sum of right and left eye change in DRSS) as an acceptable primary endpoint for registration

This endpoint is distinct from historical anti-VEGF IVT precedent due to different delivery

Source: ZETA-1 Clinical trial

1. Nair P, Aiello LP, Gardner TW, Jampol LM, Ferris FL III. Report From the NEI/FDA Diabetic Retinopathy Clinical Trial Design and Endpoints Workshop. Invest Ophthalmol Vis Sci. 2016 Oct 1;57(13):5127-5142. doi: 10.1167/iovs.16-20356. PMID: 27699406; PMCID: PMC6016432.

Ocuphire

23

 24  8%  16%  18%  32%  20%  6%  0%  0%  11%  36% 36%  34% 34%  28%  17%  11%  9%  0%  5%  10%  15%  20%  25%  30%  35%  ≥ 4 Steps Worsening  ≥ 3 Steps Worsening  ≥ 2 Steps Worsening  ≥ 1 Steps Worsening  No Change  ≥ 1 Step ≥ 2 Step ≥ 3 Step ≥ 4 Step Improvement Improvement Improvement Improvement  Percent of Subjects (%)  Placebo (n=50)  APX3330 (n=47)  DRSS Worsening  DRSS Improvement  Percent of Subjects with Binocular Improvement or Worsening in DRSS at Wk 24  APX3330 Demonstrated Statistical Efficacy on the Pre-Specified, Planned Phase 3 Registration Endpoint  Percent of Subjects With Binocular Improvement or Worsening in DRSS of ≥ 1, ≥ 2, ≥ 3, and ≥ 4 Steps From Baseline (mITT-LOCF)  40%  ZETA-1 Clinical Trial; p values shown if p<0.20  Table 14.2.2.7, March 2023  p<0.05  p=0.18  2%

 25  Change in DRSS Score by Patient by Eyes  0% Patients in APX3330 Treatment Group had Binocular 3-Step Worsening  DRSS Bar Legend  Green: Both Eyes Improving  Blue: 1 Eye Improving and 1 Eye Unchanged Purple: 1 Eye Improving and 1 Eye Worsening Orange: no change OU  Gray: 1 Eye Worsening and 1 Eye Unchanged Red: Both Eyes Worsening  Patients (n=47) Patients (n=47)  -3  3  Presented on 8/1/23 at ASRS

 26  Change in DRSS Score by Patient by Eyes  16% Patients in Placebo Treatment Group had Binocular 3-Step Worsening  Patients (n=50)  DRSS Bar Legend  Green: Both Eyes Improving  Blue: 1 Eye Improving and 1 Eye Unchanged Purple: 1 Eye Improving and 1 Eye Worsening Orange: no change OU  Gray: 1 Eye Worsening and 1 Eye Unchanged Red: Both Eyes Worsening  -3  3  Presented on 8/1/23 at ASRS

 27  % of Subjects With Binocular ≥ 3-Step Worsening in DRSS and Progression to PDR  APX3330 Prevented Progression of Structural Retinal Abnormalities  16%  0%  0%  0%  5%  10%  15%  20%  Percent of Subjects (%)  Visit  Placebo  (N=49)  APX3330  (N=46)  Week 12  n=50 n=47  12%  p=0.07  Percent of Subjects With Worsening in DRSS of ≥3 Steps From Baseline by Visit Binocular Eyes (mITT-LOCF)  It is estimated ~25% of untreated patients may progress by ≥ 3 steps in binocular DRSS over 1 year1  ZETA-1 Clinical Trial  1 Sun JK, Evidence for DR Progression and Regression from Clinical Trials. Presented at NDI/FDA DR Clinical Trials Design and Endpoints Workshop, June 26, 2015.   24%   14%  0  5  10  15  20  25  30  Placebo  (n=49)  (n-48)  Subjects Developing PDR (%)  (n=48)  (n=50) APX 3330  Treatment Group  p=0.22  Percentage of Subjects Developing PDR (mITT Population) at week 24  APX3330 reduced the percentage of subjects who developed PDR over the course of 24 weeks  Week 24  n=50 n=47   19%   5%  0%  5%  10%  15%  20%  25%  % of Subjects  Placebo (n=43) APX3330 (n=40)  Treatment Group  p=0.07  Percentage of Subjects with ≥ 5 Letters of BCVA Lost at Week 24  (Safety Population)  BCVA data shows fewer APX3330 treated subjects losing visual acuity compared to placebo at week 24  p=0.04

ZETA-1: Treatment Emergent Adverse Events

Oral APX3330 Showed a Favorable Safety and Tolerability Profile Consistent with Prior Trials

		Placebo (n=52)	APX3330 (n=51)
	Total AEs	120	91
	# of Subjects with AEs	35 (67%)	29 (57%)
	Treatment-related AEs	17 (14%)	14 (15%)
	Serious AEs	11 (9%)	3 (3%)
	Subjects Withdrawals Due to AEs	1 (2%)	2 (4%)
	Deaths	1 (2%)	0 (0%)
	AEs in >5% of Subjects*		
Eye disorders	Diabetic Retinal Edema	5 (10%)	2 (4%)
Eye disorders	Diabetic Retinopathy	6 (12%)	1 (2%)
Eye disorders	Vitreous detachment	3 (6%)	0 (0%)
Eye disorders	Cataract	1 (2%)	3 (6%)
	Pruritus	1 (2%)	6 (12%)
	Rash	1 (2%)	3 (6%)
	COVID-19	5 (10%)	1 (2%)

APX3330 Safety Profile:

- Limited AEs, most mild in severity
  - Pruritis: Mild and resolved without APX3330 dose de-escalation or discontinuation
- AEs similar to or less than placebo
- Few serious treatment-related AEs, all unrelated to study medication
- No ocular AEs other than expected DR progression
  - Lower incidence of clinical DR/DME worsening with APX3330
- **Patients continued routine medications to manage their diabetes comorbidities**

- APX3330 SAEs: Dyskinesia, TIA, Chest pain
- Placebo SAEs: Vertigo, Asthenia, Multiple organ dysfunction, Bradycardia, CAD, Cholelithiasis, COVID-19 pneumonia, Cellulitis, Respiratory failure, Skin ulcer, Peripheral embolism
- AEs → Withdrawal APX3330: Presyncope, Dyspnea; Placebo: DME (both eyes)
- *Preferred Term within Organ Class

Ocuphire

28

 29  APX3330 - Phase 2 Summary and Next Steps  APX3330 demonstrated favorable safety and tolerability with compelling potential to slow progression of diabetic retinopathy  ZETA-1 statistically significant results on potential Phase 3 registration endpoint:  0% APX3330-treated patients had a binocular ≥ 3-step worsening of DRSS from baseline compared with 16% for placebo-treated patients (p=0.04)  ZETA-1 Summary  Further analysis of ZETA-1 Phase 2 data, including insights for Phase 3 trial design  Prepare for EOP2 FDA meeting in Q4 2023 to formally confirm Phase 3 design and registration endpoint  Advance APX3330 into Phase 3 program with long-term exposure (up to 2 years)  APX3330 Next Steps  To have a clinically meaningful impact on preventing progression to reduce likelihood of vision loss in diabetic retinopathy patients  Our Goal for Patients

 DR is one of the largest markets in retina with 10M patients in US and over 100M worldwide  Majority of the NPDR patients are not candidates for approved biologics treatments and are left untreated  APX3330 first-in-class oral drug that inhibits Ref-1 which reduces VEGF and inflammatory cytokines to normal physiological levels  Prevention of worsening is a clinically meaningful potential registration endpoint that was met in ZETA-1 study  No subjects (0%) treated with APX3330 had a binocular ≥ 3-step DRSS worsening from baseline compared with 16% for placebo (p=0.04) after 24 weeks of treatment  APX3330 demonstrated favorable safety & tolerability in diabetic patients  An EOP2 meeting with FDA is confirmed in Q4 2023  APX3330 has the potential to be an early, non-invasive preventative treatment for the 8 million NPDR patients with the potential to treat other organs affected by diabetes (e.g., kidney disease, peripheral neuropathy)  Broad prescriber base including general ophthalmology, optometry and primary care due to favorable safety  30  APX3330 Key Takeaways

 31  Nyxol

 32  Global Partnership with Viatris for Nyxol  Viatris Has Selected Nyxol to be a Key Element of its Global Eye Care Division  Fully funded development and commercialization costs for all 3 Nyxol indications  Partner for Nyxol global commercialization  Allows Ocuphire to focus on APX3330 development  Strengthens cash position into 2025  $35 million upfront  Funding for potentially all R&D and commercialization for all 3 indications globally  $130 million in regulatory and sales milestones  First potential $10 million milestone payment on FDA approval in RM  Tiered double digit royalties through 2040

 33  Reversal of Mydriasis (RM)  P  DLD  Dim Light or Night Vision Disturbances (DLD)  Presbyopia  Nyxol as a Single Drop  Nyxol with LDP Adjunctive Therapy  1  0.4%  2  RM  R  M  NYXOL®  EYE DROPS  THREE INDICATIONS  NEW PARTNERSHIP WITH VIATRIS

Summary of Nyxol Trial Results

Comprehensive Body of Clinical Data Supporting Efficacy and Safety Across 3 Indications

Indication & Status	Primary Endpoint	Efficacy Data	Key Secondary Endpoint(s)	Safety & Tolerability
RM PDUFA 9/28/23	Return to baseline pupil diameter at 90 minutes after dilation	**Met Phase 3 primary endpoint** **MIRA-3**: 58% Nyxol vs. 6% placebo **MIRA-2**: 49% Nyxol vs. 7% placebo (p<0.0001) **MIRA-4**: 64% Nyxol vs. 25% placebo	Efficacy across all mydriatic agents, iris color, 1 or 2 drops, and all ages (3-80)	• No headaches • No blurry vision • ~5% mild redness • No change in IOP • No SAEs • Most AEs were mild
Presbyopia (Nyxol Alone) Phase 3	≥3 line gain in near vision with loss of no more than 1 line in distance vision	**Met planned Phase 3 primary endpoint** **VEGA-1**: 29% Nyxol vs.12% placebo at 12 hrs post-Nyxol dose (p=0.02)	Durable near vision (18hrs) Optimal pupil size Pupillary light reflex	
Presbyopia (Nyxol + LDP) Phase 3		**Met Phase 2 primary endpoint** **Met planned Phase 3 primary endpoint** **VEGA-1**: 61% combo post-LDP dose (30 min) + post-Nyxol dose (12 hrs) vs. 14% placebo (p<0.0001)	Durable near vision gain Optimal pupil size Pupillary light reflex	
DLD 2nd Phase 3	≥3 lines (eye test) of improvement in mesopic low contrast best-corrected distance visual acuity (mLCVA)	**Met Phase 3 primary endpoint** **LYNX-1**: 13% Nyxol vs. 3% placebo at Day 8 (p<0.05) and 21% in Nyxol vs.3% placebo at Day 15 (p<0.01)	Improvement visual acuity measures (distance and near) in dim light conditions	

Ocuphire PHARMA

34

 35  Corporate Highlights  Late-Stage Retinal Pipeline Represents Multi-Billion Dollar Opportunity in Unmet NPDR Patients  APX Pipeline Driven by a Paradigm Changing, Dual Target Ref-1 Platform for Retinal Diseases  Global License Agreement with Viatris to Fund Development and Commercialization of Nyxol for All Refractive Indications  Strong Financial Position to Fund Operations into 2025  APX3330 – Novel, Non-Invasive, Safe Oral Tablet to Treat Diabetic Retinopathy

 Restore Vision & Clarity  www.ocuphire.com ir@ocuphire.com  Ocuphire Pharma  Appendix  36

Preclinical Data: Oral APX3330 Blocks Neovascularization

Lesion Volume Decrease with Oral APX3330 in Murine Laser CNV Model Similar to EYLEA® Data

L-CNV Mouse Retina Model

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at 25 mg/kg oral gavage



APX3330
Vehicle
25 mg/kg
50 mg/kg
APX3330 Gavage OCT Lesion Volume
Lesion Volume (µm³)
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Vehicle
25
50
[APX3330] (mg/kg)

Silva et al, 2021

L-CNV Mouse Retina Model



*EYLEA
(a)
Vehicle
Anti-VEGF164
Day 7
GCL
ONL
RPE
(c)
Day 14
CNV lesion volume (µm³)
1.2×10⁷
9.0×10⁶
6.0×10⁶
3.0×10⁶
0.0
-44%
Vehicle
Anti-VEGF164

- ✓ **Efficacy was also seen after single <u>intravitreal</u> injection of 20µM APX3330 in mouse L-CNV model****
- ✓ **Efficacy was also seen after dosing <u>intraperitoneal</u> injection of 50 mg/kg twice daily, 5 days on/2 days off, for 2 weeks in mouse L-CNV model*****
- ✓ **Efficacy was also seen after single <u>intravitreal</u> injection of 20µM APX3330 in Vldlr $^{-/-}$ mice model******

Ocuphire

- Silva et al. ARVO 2021 Annual Meeting
- *Published data on EYLEA. This study was performed independently from APX3330 study and is a cross-study comparison.
- **Li 2014; *** Pasha 2018; ****Jiang 2011 (*Vldlr*$^{-/-}$: Very Low-Density Lipoprotein receptor knock-out mice)

37

 38  505(b)(2) Regulatory Pathway Supported by Prior Phentolamine Approvals in non-ophthalmic Indications  Illustration for educational purposes  Nyxol’s Differentiated MOA as an Alpha-1 Blocker  No Engagement of Ciliary Muscle, No Headaches and Lower Risk of Retinal Detachment  Phentolamine is the Active Ingredient in Nyxol: a non-selective α Antagonist  Phentolamine blocks α1 receptors on the  Iris Dilator Muscle up to 24 hours  Decreases pupil size (moderately)  without affecting the iris sphincter or ciliary muscles  Allows for 3 indications:  RM, Presbyopia and DLD

A New, Differentiated MOA and Combination Therapy Offers Tunability

- **Nyxol's potential differentiation:**
  1) **New MOA class** (iris dilator muscle inhibitor)
  2) **Favorable safety and tolerability** (e.g.: no headaches, no accommodative spasm, no risk of retinal detachment)
  3) **24-hour durability**
  4) **Broad range of patients including high myopes**
  5) **Improvement in night vision disturbances**
- **Nyxol+LDP may offer added efficacy and tunability**



Other Cholinergic Agonists*
Alpha Antagonist
Alpha Antagonist & low dose pilocarpine*
Lens Softening
Cholinergic Agonist* (pilocarpine)
Visus
Brimochol®
(carbachol + brim)
Lenz
Aceclidine;
Aceclidine + brim
Ocuphire
Nyxol
(0.75% phentolamine)
Ocuphire
Nyxol + 0.4% pilo
NDA
Allergan
VUITY™;
(1.25% pilo)
Eyenovia
MicroLine (2% pilo)
Orasis
CSF-1 (Low dose pilo)
Phase 3
Phase 2
Phase 1
X
Novartis
EV-006
Pupil modulation MOA
Combination drugs
Lens softening MOA

* acts on sphincter and ciliary muscles in dose-dependent manner

- Corporate Websites as of July 31, 2023,
- Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

39

 40  Management Team with Decades of Drug Development Experience  Drey Coleman  VP, Clinical Operations  Amy Rabourn, CPA  SVP, Finance  Charlie Hoffmann, MBA  SVP, Corporate Development  Mitch Brigell, PhD  Head, Clinical Development  and Strategy  Daniela Oniciu, PhD Global Head, R&D, Chemistry and Product Development  Ronil Patel, MTech, MS  SVP, Operations and BD  Chris Ernst Global Head, QA and Manufacturing  Barbara Withers, PhD  VP, Clinical and Regulatory Strategy  Bindu Manne Head, Market Development and Commercialization  Laura Gambino  Director, Project Management  Richard Rodgers, MBA  Interim CEO

Ocuphire's World-Class Medical Advisory Board



Chief Medical Advisor, Ocuphire
Refractive Specialist
Jay Pepose, MD, PhD
UCLA School of Medicine



Refractive Specialist
Zaina Al-Mohtaseb, MD
Baylor College of Medicine



Refractive Specialist
James Katz, MD
University of Illinois



Refractive Specialist
Y. Ralph Chu, MD
Northwestern University



Refractive Specialist
Marguerite McDonald, MD
Columbia University



Refractive Specialist
Mitch Jackson, MD
University of Chicago



eICON Medical
Refractive Specialist
Eliot Lazar, MD
Georgetown University



Refractive/ Glaucoma Specialist
Thomas Samuelson, MD
University of Minnesota



Refractive/Glaucoma Specialist
Inder Paul Singh, MD
The Chicago Medical School



Co-Founder
Apexian/APX3330
Mark Kelley, PhD
Indiana University



Retinal Specialist
Michael Allingham, MD, PhD
University of North Carolina



Retinal Specialist
Jeffrey Heier, MD
Boston University



Retinal Specialist
Caroline Baumal, MD
University of Toronto Medical School



Retinal Specialist
Peter Kaiser, MD
Harvard Medical School



Retinal Specialist
David Boyer, MD
Chicago Medical School



Retinal Specialist
David Brown, MD
Baylor University



Retinal Specialist
Anat Lowenstein, MD, PhD
The Hebrew University



Retinal Specialist
David Lally, MD
Vanderbilt University



Optometry
Paul Karpecki, OD
Indiana University



Optometry
Douglas Devries, OD
University of Nevada



Optometry
Leslie O'Dell, OD
Salus University



Optometry
Selina McGee, OD
Northeastern State University



Optometry
Justin Schweitzer, OD
Pacific University College of Optometry

41

42  Ocuphire Board of Directors  Sean Ainsworth, MBA  Lead Independent Director,  Board Director  Jay Pepose, MD, PhD  Board Director  Susan Benton, MBA  Board Director  Cam Gallagher, MBA  Chair, Board Director  James Manuso, PhD/MBA  Board Director  Richard Rodgers, MBA  Interim President & CEO  Board Director